Principal Funds, Inc.
Supplement dated March 1, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BLUE CHIP FUND
Under Purchase and Sale of Fund Shares, delete the last paragraph, and replace with the following:
Class C shares are subject to a conversion plan whereby Class C shares convert to Class A shares of the same Fund. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert under the plan. Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert. See Purchase of Fund Shares for more information.

SUMMARY FOR SMALL-MIDCAP DIVIDEND INCOME FUND
Under Purchase and Sale of Fund Shares, delete the last paragraph, and replace with the following:
Class C shares are subject to a conversion plan whereby Class C shares convert to Class A shares of the same Fund. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert under the plan. Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert. See Purchase of Fund Shares for more information.

SUMMARY FOR SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND
Under Purchase and Sale of Fund Shares, delete the last paragraph, and replace with the following:
Class C shares are subject to a conversion plan whereby Class C shares convert to Class A shares of the same Fund. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert under the plan. Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert. See Purchase of Fund Shares for more information.

PURCHASE OF FUND SHARES
Under Automatic Conversion of Class C Shares, delete the first paragraph and replace with the following:
Class C shares are subject to a conversion plan whereby Class C shares convert to Class A shares of the same Fund. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert under the plan. Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert. The automatic conversion will generally occur on the 22nd day of each month or, if the 22nd day is not a business day, on the next business day (each, a “Conversion Date”). If the tenth (or, effective April 19, 2021, the eighth) anniversary of a purchase of Class C shares falls on a Conversion Date, a shareholder’s Class C shares will be automatically converted on that date. If the applicable anniversary occurs between Conversion Dates, a shareholder’s Class C shares will be automatically converted on the next Conversion Date after such anniversary. Automatic conversions will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

REDEMPTION OF FUND SHARES
Delete the fourth paragraph and replace with the following:
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Delete the Commissions, Finder’s Fees, and Ongoing Payments and replace with the following:
See "Choosing a Share Class and The Costs of Investing" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $250,000 or $500,000 or more depending on the Fund purchased), which are not subject to initial sales charges.

APPENDIX C – INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Delete the Edward D. Jones & Co. section and replace with the following:
Edward D. Jones & Co., L.P.
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. If you purchase fund shares on the Edward Jones commission and fee-based platforms, you are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is your responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc., or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. You should contact Edward Jones if you have questions regarding your eligibility for these discounts and waivers.
Breakpoints at Edward Jones
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA") at Edward Jones
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI") at Edward Jones
•Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI combines the current market value of any existing qualifying holdings and account types with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge ("CDSC") Waivers at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the following conditions:
•Death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRA regulations.
•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts (Per Fund & Account)
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•A fee-based account held on an Edward Jones platform
•A 529 account held on an Edward Jones platform
•An account with an active systematic investment plan or LOI Exchanging
Share Classes
•At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
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